SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 26, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2002-HI3)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-76246           41-1808858
--------                            ---------           ----------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


                           8400 Normandale Lake Blvd.
                                    Suite 250
                          Minneapolis, Minnesota 55437
                          ---------------------- -----
                        (Address of Principal (Zip Code)
                               Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000





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Item 5. Other Events.

              The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File Number 1-10777) the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 13, 2002); and Current Reports on Form 8-K filed with the SEC on January 25, 2002, and April 18, 2002, as it related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                      Item 601 (a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                  Description

1                     23                    Consent of KPMG LLP,
                                            independent certified public
                                            accountants of Ambac Assurance
                                            Corporation and subsidiaries with
                                            respect to the Residential Funding
                                            Mortgage Securities II, Inc.
                                            Home Loan-Backed Notes,
                                            Series 2002-HI3.





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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.

                                             By:   /s/Lisa Lundsten
                                             Name: Lisa Lundsten
                                             Title:Vice President

Dated: June 19, 2002





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                                     EXHIBIT INDEX


               Item 601 (a) of                                   Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.          Description                  Page
------         ----------           -----------                  ----

1                     23     Independent Auditors' Consent





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                                    EXHIBIT I








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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-76246) of Residential Funding Mortgage Securities II, Inc. (the
"Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated June 19, 2002, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.




New York, New York
June 19, 2002


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